                                                                    EXHIBIT 3(1)

                            [LOGO OF NEW YORK STATE]

                     The University of the State of New York

STATE OF NEW YORK:
                 :  SS
COUNTY OF ALBANY :

      Pursuant to the provisions of Section 402 of the Business Corporation Law, consent is hereby given to the filing of the annexed certificate of incorporation of

                        SCHOOL FOR COMPUTER STUDIES, INC.

as a business corporation under the provisions of said section.

      This consent, however, shall in no way be construed as an approval by the Board of Regents, Commissioner of Education or Education Department of the purposes and objects of this corporation, nor shall it be construed as giving the officers or agents of this corporation the right to use the name of the Board of Regents, Commissioner of Education, University of the State of New York or Education Department in its publications and advertising matter, nor shall it be deemed to be a waiver of the approval of the Board of Regents for the conduct of a correspondence school by such corporation, as provided in Section 5002 of the Education Law, nor shall it be deemed to be, or take the place of, a license granted by the Board of Regents pursuant to the provisions of Section 5001 of the Education Law.

      IN WITNESS WHEREOF, I, James E. Allen, Jr., Commissioner of Education of the State of New York, for and on behalf of the State Education Department, do hereunto set my hand and affix the seal of the State Education Department, at the City of Albany, this 24th day of April 1968.

[SEAL]

/s/ James E. Allen, Jr.
Commissioner of Education

                          CERTIFICATE OF INCORPORATION

                                      -of-

                        SCHOOL FOR COMPUTER STUDIES, INC.

                Under Section 402 of the Business Corporation Law

      The undersigned, a natural person over the age of twenty-one, desiring to form a corporation pursuant to the provisions of the Business Corporation Law of the State of New York, hereby certifies as follows:

      FIRST: The name of the corporation is SCHOOL FOR COMPUTER STUDIES, INC. hereinafter sometimes called "the Corporation".

      SECOND: The purposes for which it was formed are as follows:

      The business of training people in computer programming and the operation of computer and related equipment.

      To purchase, manufacture, produce, assemble, receive, lease or in any manner acquire, hold, own, use, operate, install, maintain, service, repair, process, alter, improve, import, export, sell, lease, assign, transfer and generally to trade and deal in and with, raw materials, natural or manufactured articles or products, machinery, equipment, devices, systems, parts, supplies, apparatus and personal property of every kind, nature or description, tangible or intangible, used or capable of being used for any purpose whatsoever and to engage and participate in any mercantile, manufacturing or trading business of any kind or character.

      To purchase, receive, lease or otherwise acquire and to manage, hold, own, use, improve, convey, sell, mortgage, or otherwise deal in and with lands, buildings and real property of every description, or any interest therein.

      To adopt, apply for, obtain, register, purchase, lease or otherwise acquire and to maintain, protect, hold, use, own, exercise, develop, manufacture under, operate and introduce, and to sell and grant licenses or other rights in respect of, assign or otherwise dispose of, turn to account, or in any manner deal with and contract with reference to, any trademarks, tradenames, patents, patent rights, concessions, franchises, designs, copyrights and distinctive marks and rights analogous thereto, and inventions, devices, improvements, processes, recipes, formulae, royalties and royalty rights and the like, including such thereof as may be covered by, used in connection with, or secured or received under, Letters Patent of the United States of America or elsewhere or otherwise, and any licenses in respect thereof and any and all rights connected therewith or appertaining thereto.

      In furtherance of its corporate business and subject to the limitations prescribed by statute, to acquire by purchase, exchange or otherwise, all or any part of, or any interest in, the properties, assets, business and goodwill of any one or more corporations, associations, partnerships, firms, syndicates or individuals and to pay for the same in cash, property of its own or other securities; to hold, operate, reorganize, liquidate, mortgage, pledge, sell, exchange, or in any manner dispose of the whole or any part thereof; and, in connection therewith, to assume or guarantee performance of any liabilities, obligations or contracts of corporations, associations, partnerships, firms, syndicates or individuals, and to conduct in any lawful manner the whole or any part of any business thus acquired.

      To acquire or become interested in, whether by subscription, purchase, underwriting, loan, participation in syndicates or otherwise, to own, hold, to sell, assign or otherwise dispose of, or in any manner to deal in or with, stocks, bonds, debentures, warrants, rights, scrip, notes, evidences of indebtedness, or other securities or obligations of any kind by whomsoever issued; to exercise in respect thereof all powers and privileges of individual ownership or interest therein, including the right to vote thereon for any and all purposes; to consent, or otherwise act with respect thereto, without limitations; and to issue in exchange therefor the corporation's stock, bonds, debentures, warrants, rights, scrip, notes, evidence of indebtedness or other securities or obligations of any kind.

      To borrow money for its corporate purposes, and to make, accept, endorse, execute and issue promissory notes, bills of exchange, bonds, debentures or other obligations from time to time, for the purchase of property, or for any purpose relating to the business of the company, and if deemed proper, to accrue the payment of any such obligations by mortgage, pledge, guarantee, deed of trust or otherwise.

      To lend its uninvested funds from time to time to such extent, on such terms and on such security, if any, as the Board of Directors of the corporation may determine.

      In furtherance of its corporate business and subject to the limitations prescribed by statute, to be a promoter, partner, member, associate or manager of other business enterprises or ventures, or to the extent permitted in any other jurisdiction to be an incorporator of other corporations of any type or kind and to organize, or in any way participate in the organization, reorganization, merger or liquidations of any corporation, association or venture and the management thereof.

      Subject to the limitations prescribed by statute and in furtherance of its corporate business, to pay pensions, establish and carry out pension, profit sharing, share bonus, share purchase, share option, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions for any or all of its directors, officers and employees.

      To conduct its business in all or any of its branches, so far as permitted by law, in the State of New York, and in all other states of the United States of America, in the territories and the District of Columbia and in any or all dependencies or possessions of the United States of America, and in foreign countries, and to hold, possess, purchase, lease, mortgage and convey real and personal property and to maintain offices and agencies either within or outside the State of New York.

      To carry out all or any part of the foregoing purposes as principal, factor, agent, broker, contractor or otherwise, either alone or in conjunction with any persons, firms, associations, corporations or others in any part of the world; and in carrying on its business and for the purpose of attaining or furthering any of its purposes, to make and perform contracts of any kind and description, and to do anything and everything necessary, suitable, convenient or proper for the accomplishment of any of the purposes herein enumerated.

      For the accomplishment of the aforesaid purposes, and in furtherance thereof, the corporation shall have and may exercise all of the powers conferred by the Business Corporation Law upon corporations formed thereunder, subject to any limitations contained in Article 2 of said law or in accordance with the provisions of any other statute of the State of New York.

      THIRD: The office of Corporation in the State of New York is to be located in City, County and State of New York.

      FOURTH: the aggregate number of shares which the Corporation shall have authority to issue is 1,000,000 shares of the par value of $.10 each.

      FIFTH: The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him is Room 2201, 60 East 42nd Street, New York, New York 10017.

      SIXTH: The following provisions are inserted for the regulation and conduct of the business and affairs of the Corporation and are in furtherance of and not in limitation or exclusion of any powers conferred upon it by statue:

      (A) No holders of shares of the corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation.

      (B) The business and affairs of the corporation shall be managed by the shareholders, except that the Board of Directors shall adopt and cause to be certified all resolutions required by the banks in which corporate accounts are maintained.

      (C) All officers of the corporation shall be elected by the shareholders.

      IN WITNESS WHEREOF, the undersigned has signed and acknowledge this Certificate this 29th day of March, 1968.

        Name                                 Address
        ----                                 -------

/s/ Robert I. Matson                     5 Harmony Lane
-----------------------                    Hartsdale, New York
  Robert I. Matson

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF NEW YORK  )

      On this 29th day of March, 1968, before me personally came ROBERT I. MATSON, to me known and known to me to be the individual described in and who executed the foregoing Certificate, and he duly acknowledged to me that he executed the same.

                                                       /s/ Dorothy Cohen
                                               ---------------------------------
                                                             [SEAL]
                                                          DOROTHY COHEN
                                                NOTARY PUBLIC, State of New York
                                                        No. [ILLEGIBLE]
                                                  Qualified in New York County
                                               Commission Expires March 30, 1969

                                   CERTIFICATE

                                       OF

                                  INCORPORATION

                                       OF

                        SCHOOL FOR COMPUTER STUDIES, INC.

STATE OF NEW YORK

DEPARTMENT OF STATE

FILED APR 25 1968

TAX $50

FILING FEE $50

        /s/ [ILLEGIBLE]

        Secretary of State

By /s/ [ILLEGIBLE]
   ---------------------------------
P-31 NY

                        MATSON, KASS, GOODKIND & WECHSLER
                    60 EAST 42ND STREET, NEW YORK, N.Y. 10017

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        SCHOOL FOR COMPUTER STUDIES, INC.
                            UNDER SECTION 805 OF THE
                            BUSINESS-CORPORATION LAW.

      We, the undersigned, Herbert Lindo, the President, and Michael DeBartolo, the Secretary, of SCHOOL FOR COMPUTER STUDIES, INC. (the "Corporation") hereby certify:

      1) The name of the Corporation is SCHOOL FOR COMPUTER STUDIES, INC.

      2) The Certification of Incorporation was filed by the Department of State on April 25, 1968.

      3) The Certificate of Incorporation is amended as authorized by Sections 801(b)(1) and 801(b)(11) of the Business Corporation Law to increase the presently authorized 1,000,000 Common Shares, each at a par value of $.01 into

3,000,000 Common Shares, each at a par value of $.01, and to change the name of the Corporation to KENILWORTH RESEARCH & DEVELOPMENT CORPORATION.

      4) Paragraph FIRST of the Certificate of Incorporation is amended to read as follows:

            "The name of the corporation is KENILWORTH RESEARCH & DEVELOPMENT CORPORATION, hereinafter sometimes called "the corporation"."

      5) Paragraph FOURTH of the Certificate of Incorporation which refers to the number of authorized shares is amended to read as follows:

            "The aggregate number of shares which the Corporation shall have authority to issue is 3,000,000 shares of the par value of $.01 each."

      6) The amendment of the Certificate of Incorporation was authorized by vote of the holders of a majority of all outstanding shares entitled to vote hereon at an Annual Meeting of the shareholders of the Corporation on July 13, 1972.

      IN WITNESS WHEREOF, the undersigned have signed this Certificate under the penalty of perjury.

            Name                          Address
            ----                          -------


/s/ Herbert Lindo         President      54 Kenilworth Road
-----------------------                    Mineola, New York
Herbert Lindo

/s/ Michael DeBartolo     Secretary      71 Chestnut Street
-----------------------                    Hicksville, N.Y.
Michael DeBartolo

STATE OF NEW YORK  )
                    :  ss :
COUNTY OF NEW YORK )

      HERBERT LINDO, being duly sworn, deposes and says that he is one of the persons who signed the foregoing Certificate; that he signed the Certificate of Amendment in the capacity set opposite his signature thereon; that he has read the foregoing Certificate and knows the content thereof; and that the statements contained therein are true to his own knowledge.

                                          /s/ Herbert Lindo, President
                                          -----------------
                                          Herbert Lindo

Sworn to before me
this 13th day of July, 1972

/s/ [ILLEGIBLE]
----------------
Notary Public

       [ILLEGIBLE]
Notary Public State of New York
  No. 41-7055890 [ILLEGIBLE]
   Comm Expires [ILLEGIBLE]

                           CERTIFICATE OF RESERVATION

                                                      3760
      STATE OF NEW YORK                   DEPARTMENT OF STATE
================================================================================
                                    I DO HEREBY CERTIFY TO THE

      RESERVATION OF NAME
--------------------------------------------------------------------------------
      (corporation name)                        (date filed)
           OF                                  ON
KENILWORTH RESEARCH &
DEVELOPMENT CORPORATION                         June 21, 1972

--------------------------------------------------------------------------------
                     TO BE FILMED AS MICROFILM FRAME NUMBER
                                                   997214-1
--------------------------------------------------------------------------------

               THE ABOVE CORPORATE NAME HAS BEEN RESERVED FOR A PERIOD OF
                      SIXTY DAYS FROM THE ABOVE DATE FOR THE USE OF

                            SCHOOL FOR COMPUTER STUDIES, INC.

FOR change of name - SCHOOL FOR COMPUTER STUDIES, INC.

                                          /s/ [ILLEGIBLE]
                                          Secretary of State
--------------------------------------------------------------------------------
      NAME        Stuart Wechsler, Esq.
      AND         Kass, Goodkind, Wexler & Gerstein
      ADDRESS     122 East 42nd Street
      OF          New York, NY
      FILER
--------------------------------------------------------------------------------
|X| CHK.    |_| M.O.          |_| CASH                $10.00
--------------------------------------------------------------------------------

$10.00 CERTIFICATE            TOTAL $10.00
                          REFUND OF $  TO FOLLOW

--------------------------------------------------------------------------------
CERTIFICATE OF RESERVATION MUST ACCOMPANY CERTIFICATE OF INCORPORATION OR APPLICATION OF AUTHORITY WHEN PRESENTED FOR FILING.
--------------------------------------------------------------------------------

USC                                                                          USC

--------------------------------------------------------------------------------

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                        SCHOOL FOR COMPUTER STUDIES, INC.

               (Under section 805 of the Business Corporation Law)

--------------------------------------------------------------------------------

                                                STATE OF NEW YORK
                                                DEPARTMENT OF [ILLEGIBLE]
                                                FILED JUL 20 1972

                                                TAX $ 10
                                                     -------------

                                                FILING FEE $ 30
                                                            ------------

                                                    /s/ [ILLEGIBLE]
                                                   Secretary of State

                                                By /s/ [ILLEGIBLE]
                                                  ------------------------

--------------------------------------------------------------------------------

                       KASS, GOODKIND, WECHSLER & GERSTEIN
                   122 EAST 42ND STREET, NEW YORK, N.Y. 10017

USC                                                                          USC

                            CERTIFICATE OF AMENDMENT
                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF
                        SCHOOL FOR COMPUTER STUDIES, INC.

                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

      We, the undersigned, Stephen Kampf, the President, and Stuart D. Wechsler, the Secretary, of SCHOOL FOR COMPUTER STUDIES, INC., hereby certify:

      1) The name of the corporation is SCHOOL FOR COMPUTER STUDIES, INC.

      2) The Certificate of Incorporation was filed by the Department of State on April 25, 1968.

      3) The Certificate of Incorporation is amended as authorized by Sections

801(10) and 801(11) of the Business Corporation Law to change the presently authorized 1,000,000 Common Shares, each at a par value of $.10, into 1,000,000 Common Shares, each at a par value of $.01, and to change each of the 1,090 of such authorized Common Shares which have been issued into 220 Common Shares, each at a par value of $.01, whereby 239,800 Common Shares, each at a par value of $.01, shall be issued.

      4) Paragraph FOURTH of the Certificate of Incorporation which refers to the number of authorized shares is amended to read as follows:

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                  KENILWORTH RESEARCH & DEVELOPMENT CORPORATION
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

      WE, THE UNDERSIGNED, President and Secretary respectively, of Kenilworth Research & Development Corporation hereby certify:

      1. The name of the Corporation is Kenilworth Research & Development Corporation.

      2. It was formed under the name "School for Computer Studies, Inc.". The Certificate of Incorporation was filed by the Department of State on April 25, 1968.

      3. The Certificate of Incorporation is amended to increase the number of authorized shares from 3 million shares par value of one cent per share, to 7 million shares, par value of one cent per share.

      4. The manner in which the amendment is to be effected is by amending paragraph fourth of the Certificate of Incorporation to read as follows:

           "The total number of shares which the corporation is to be authorized to issue is 7 million shares having a par value of one cent each."

      5. The above amendment to the Certificate of Incorporation was authorized by a vote of the holders of a majority of all outstanding shares entitled to vote thereon at a meeting of shareholders duly held.

      IN WITNESS WHEREOF, the undersigned have hereunto set their signatures under penalty of perjury this 29th day of April, 1977.


                                          /s/ Herbert Lindo
                                          ----------------------------
                                          Herbert Lindo, President


                                          /s/ William Flynn, Secretary
                                          ----------------------------
                                          William Flynn, Secretary

                           CERTIFICATE OF AMENDMENT OF
                         CERTIFICATE OF INCORPORATION OF
                  KENILWORTH RESEARCH & DEVELOPMENT CORPORATION
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

                                STATE OF NEW YORK
                            DEPARTMENT OF [ILLEGIBLE]
                                    TAX $ 20
                                 FILING FEE $ 30
                               FILED MAY 26, 1977

                                 /s/ [ILLEGIBLE]
                               Secretary of State

                                By:______________

                       KASS, GOODKIND, WECHSLER & GERSTEIN
                   122 EAST 42ND STREET, NEW YORK, N.Y. 10017

STATE OF NEW YORK  )
                   )  ss :
COUNTY OF NEW YORK )

      STEPHEN KAMPF, being duly sworn, deposes and says that he is one of the persons who signed the foregoing Certificate; that he signed said Certificate of Amendment in the capacity set opposite his signature thereon; that he has read the foregoing Certificate and knows the contents thereof; and that the statements contained therein are true to his own knowledge.


                                                /s/ Stephen Kampf, President
                                                -----------------
                                                Stephen Kampf

Sworn to before me this 29th day of January, 1969.

/s/ Robert I. Matson
---------------------
Notary Public

ROBERT I. MATSON
Notary Public State of New York
[ILLEGIBLE]
[ILLEGIBLE]
[ILLEGIBLE]

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                        SCHOOL FOR COMPUTER STUDIES, INC.
                            UNDER SECTION 805 OF THE
                            BUSINESS CORPORATION LAW

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE

                                FILED JAN 30 1969

                                    TAX $ 10
                                        --------------

                                 FILING FEE $ 30
                                            ---------------

                                 /s/ [ILLEGIBLE]

                               Secretary of State

                                   By /s/ M.H.
                                  -------------
                                     31 N.Y.

                        MATSON, KASS GOODKIND & WECHSLER
                    60 EAST 42ND STREET NEW YORK, N.Y. 10017

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                  KENILWORTH RESEARCH & DEVELOPMENT CORPORATION

                                Under Section 807

                                     of the

                            Business Corporation Law

      Pursuant to the provisions of Section 807 of the Business Corporation Law, the undersigned, Herbert Lindo, President, and William Flynn, Secretary, of Kenilworth Research & Development Corporation, hereby certify:

      1. That the name of the corporation is Kenilworth Research & Development Corporation. The name under which the Corporation was formed was School for Computer Studies, Inc.

      2. That the Certificate of Incorporation of the corporation was filed by the Department of State, Albany, New York, on April 25, 1968.

      3. That the amendments to the Certificate of Incorporation effected by this Certificate are as follows:

      (a) To change the name of the corporation to Kenilworth Systems
Corporation;

      (b) To consolidate and revise the statement of purposes for which the corporation was formed;

      (c) To change the location of the principal office of the corporation to Plainview, New York

      (d) To increase the authorized number of shares of common stock, $.O1 par value, of the corporation from 7,000,000 shares, to 15,000,000 shares;

      (e) To change the address of the corporation to which the Secretary of State shall mail a copy of any process against the corporation served upon him;

      (f) To eliminate various provisions for the regulation and conduct of the affairs of the corporation;

      (g) To insert provision for removal of directors, without cause, by vote of the shareholders;

      (h) To insert provision for filling newly created directorships and vacancies on the board of directors;

      (i) To insert provision for the adoption, amendment, and repeal of by-laws by the board of directors, subject to amendment or repeal by shareholders; and

      (j) To insert provision for the indemnification of directors and officers.

      4. That the text of the Certificate of Incorporation of the corporation as amended theretofore, is hereby restated, as further amended by this Certificate, to read in full as follows:

                      RESTATED CERTIFICATE OF INCORPORATION

                                       Of

                         KENILWORTH SYSTEMS CORPORATION

      FIRST: The name of the corporation is Kenilworth Systems Corporation.

      SECOND: The purposes of the corporation are as follows:

      To engage in the research, development, design, manufacture, sale, and licensing of a system for encoding and decoding invisible data into plastic or paper cards, tickets or tokens and a system for remote applications relating to casino games.

      To engage in any commercial, mercantile, industrial, manufacturing, research, licensing, servicing, agency, securities or brokerage business not prohibited by law, and any, some or all of the foregoing.

      To acquire, hold, create interests in, or dispose of real or personal property, tangible or intangible, of any kind in any manner.

      THIRD: The office of the corporation in the State of New York is to be located in the Town of Oyster Bay, County of Nassau.

      FOURTH: The aggregate number of shares of stock which the corporation shall have authority to issue is 15,000,000 shares of common stock having a par value of $.01 per share.

      FIFTH: The Secretary of State of the State of New York is hereby designated as the agent of the corporation upon whom process in any action or proceeding against it may be served. The address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served upon him is 151 Dupont Street, Plainview, New York 11803.

      SIXTH: The following provisions are inserted for the regulation and conduct of the affairs of the corporation, and it is expressly provided that they are intended to be in furtherance of and not in limitation or exclusion of the powers conferred by statute:

      A. No holders of shares of the corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any shares of the corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time be issued, sold or offered for sale by the corporation.

      B. Any or all of the directors of the corporation may be removed without cause by vote of the shareholders.

      C. Newly created directorships resulting from an increase in the number of directors and vacancies occurring in the board of directors for any reason whatsoever, including removal without cause, may be filled by vote of the board of directors.

      D. By-laws of the corporation may be adopted, amended or repealed by vote of a majority of the entire board of directors, subject to amendment or repeal by shareholders.

      E. To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director or officer of the corporation or serves or served in any capacity any other corporation at the request of this corporation, and the corporation shall pay all expenses incurred in defending such a civil or criminal action or proceeding in advance of the final disposition of such action or proceeding. In connection therewith, the board of directors may take such steps as it deems proper to purchase and maintain insurance to indemnify the corporation or the persons described above, to the extent provided herein or otherwise, as permitted by law. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

      5. That the Restated Certificate of Incorporation as set forth above was authorized by the affirmative vote of the holders of a majority of the shares entitled to vote thereon at a meeting of stockholders.

      IN WITNESS WHEREOF, the undersigned have subscribed this Certificate and affirmed it as true under the penalties of perjury this 27th day of November, 1979.


                                             /s/ Herbert Lindo
                                             -----------------------------
                                             Herbert Lindo, President


                                             /s/ William Flynn
                                             -----------------------------
                                             Willaim Flynn, Secretary

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                 KENILWORTH RESEARCH & DEVELOPMENT CORPORATION

                                STATE OF NEW YORK
                               DEPARTMENT OF STATE
                           A TRUE COPY OF THE ORIGINAL
                             FILED IN THIS OFFICE ON

                                   DEC 14 1979

                          WITNESS MY HAND AND OFFICIAL
                            SEAL OF THE DEPARTMENT OF
                        STATE AND THE DATE AFOREMENTIONED

                                /s/ [ILLEGIBLE]

                               Secretary of State

                                WHITMAN & RANSOM
                                522 FIFTH AVENUE
                              NEW YORK, N.Y. 10036

                    [HANDWRITING AND STAMPED TEXT ILLEGIBLE]

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         KENILWORTH SYSTEMS CORPORATION

                Under Section 805 of the Business Corporation Law

IT IS HEREBY CERTIFIED THAT:

      (1) The name of the corporation is:

                         KENILWORTH SYSTEMS CORPORATION

      (2) The certificate of incorporation was filed by the Department of State on the 25th day of April, 1968 under the original name of SCHOOL FOR COMPUTER STUDIES, INC.

      (3) The certificate of incorporation is hereby amended to effect the following change(s):

      To increase the number of shares which the corporation shall have the authority to issue in the fourth paragraph. The fourth paragraph shall now read as follows:

      FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 100,000,000 at $.O1 par value.

      (4) The above amendment to the certificate of incorporation was authorized by vote of the board of directors followed by a vote of the holders of a majority of all outstanding shares entitled to vote thereon.

      IN WITNESS WHEREOF, this certificate has been subscribed by the undersigned who affirm(s) that the statements made herein are true under the penalties of perjury.

DATED: December 4, 1998

/s/ Herbert Lindo                     /s/ Betty Sue Svandrlik
------------------------------        ------------------------------
Herbert Lindo                         Betty Sue Svandrlik
President                             Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                         KENILWORTH SYSTEMS CORPORATION

                Under Section 805 of the Business Corporation Law

                                                  STATE OF NEW YORK
                                                  DEPARTMENT OF STATE
                                                  FILED DEC 07 1998
                                                  TAX $ [ILLEGIBLE]
                                                  BY:   [ILLEGIBLE]
                                                       Nassau

FILER:

JACOBSON & GOLDBERG, LLP
585 STEWART AVENUE
GARDEN CITY, NY 11530


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